UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                 -----------------------------------------------

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of report
              (Date of earliest event reported): December 8, 2000

                          OCWEN ASSET INVESTMENT CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Florida                      1-14043                65-0785313
   ----------------------------         -----------         -------------------
   (State or other jurisdiction         (Commission          (I.R.S. Employer
         of incorporation)              File Number)        Identification No.)


    1675 Palm Beach Lakes Boulevard, West Palm Beach, Florida      33401
    ---------------------------------------------------------    ----------
            (Address of principal executive office)              (Zip Code)


       Registrant's telephone number, including area code: (561) 682-8000


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


                                   Page 1 of 5
                             Exhibit Index on Page 4

ITEM 5.  OTHER EVENTS

The news release of the Registrant dated December 8, 2000, announcing an increase in tender offer consideration, an extension of the tender offer and consent solicitation and agreement with certain bond holders is attached hereto and filed herewith as Exhibit 99.1.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) - (b)    Not applicable.


(c)          Exhibits

             The following exhibits are filed as part of this report:

             99.1  Text of a press release by the Registrant dated December 8,
                    2000.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                       OCWEN ASSET INVESTMENT CORP.
                                       (Registrant)


                                       By: /s/ MARK S. ZEIDMAN
                                       ----------------------------------------
                                       Mark S. Zeidman
                                       Senior Vice President and Chief Financial
                                       Officer



Date:    December 8, 2000

INDEX TO EXHIBIT


EXHIBIT NO.    DESCRIPTION                                                 PAGE

   99.1        News release of Ocwen Asset  Investment  Corp. dated          5
               December 8, 2000, announcing an increase in tender offer consideration, an extension of the tender offer and consent solicitation and agreement with certain bond holders